PRELIMINARY PROSPECTUS DATED JANUARY 19, 2001
                              SUBJECT TO COMPLETION

                                    TIP FUNDS

                                   PROSPECTUS
                                January 19, 2001

                    TURNER NEW ENERGY &POWER TECHNOLOGY FUND
                     TURNER HEALTHCARE & BIOTECHNOLOGY FUND
                       TURNER TAX MANAGED U.S. EQUITY FUND


                               Investment Adviser
                        TURNER INVESTMENT PARTNERS, INC.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.


The information contained herein is subject to completion or amendment. A registration statement relating to, among other things, this prospectus has been filed with the Securities and Exchange Commission. Securities of the Fund referenced in this prospectus may not be sold nor may offers to buy such securities be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities referenced herein in any State in which such offer, solicitation or sale would be unlawful prior to such registration or qualificaiton under the securities laws of any such State.

                              ABOUT THIS PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE

                                                                            Page
TURNER NEW ENERGY & POWER TECHNOLOGY .......................................4
TURNER HEALTHCARE & BIOTECHNOLOGY ..........................................8
TURNER TAX MANAGED U.S. EQUITY FUND ........................................12
INVESTMENTS AND PORTFOLIO MANAGEMENT .......................................15
PURCHASING, SELLING AND EXCHANGING TURNER FUNDS ............................17
DIVIDENDS AND DISTRIBUTIONS ................................................21
TAXES ......................................................................21

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in a Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser, depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

INITIAL PUBLIC OFFERINGS

Each of the Funds may invest in companies making their initial public offerings
(IPOs). If the Funds participate in successful IPOs, these IPOs will have a significant impact on the Funds' performance, especially on those Funds with lower asset levels. There is no guarantee that there will be successful IPOs, however, or that the Funds will have access to them. As Fund assets grow, the positive impact of successful IPOs on Fund performance likely will decrease.

TURNER NEW ENERGY & POWER TECHNOLOGY FUND

FUND SUMMARY

INVESTMENT GOAL                    Long-term capital appreciation

INVESTMENT FOCUS                   Common stocks of energy and power companies

SHARE PRICE VOLATILITY Very High

PRINCIPAL INVESTMENT STRATEGY      Attempts to identify securities of energy and
                                   power companies that have strong growth
                                   prospects and that are using new or advanced technology to produce or deliver their product

INVESTOR PROFILE                   Investors seeking long-term growth of
                                   capital who can withstand the share price volatility of investing in companies involved in the energy and power sectors

PRINCIPAL STRATEGY

The Turner New Energy & Power Technology Fund invests substantially all (at least 80%) of its assets in equity securities of energy and power companies that are traded in the United States and that are using new or advanced technology to produce or deliver their product. These companies are engaged in one or more of the following businesses in the power and energy service field: production, development, refinement or distribution of oil, gas, electricity, and coal, as well as nuclear, geothermal, oil shale, solar power and other existing or future forms of power and/or energy; onshore or offshore drilling; production and well maintenance; and equipment supply and plant design or construction. The Fund's holdings, therefore, will be concentrated in the energy and power sector. The Fund will focus on companies that have strong growth prospects and that Turner believes have, or will develop, products, processes, or services that build on or incorporate technological advances and improvements. The Fund will be concentrated in the energy and power technology sectors.

While the Fund typically invests in the common stock of large to medium sized companies, it may invest in companies of any size or any industry in order to achieve its goal. The Fund may also engage in futures and options transactions, purchase ADRs and U.S.
Government securities, and enter into repurchase agreements.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that energy and power technology stocks may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause energy and power technology companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

The smaller capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region may affect those markets and issuers, resident or domiciled there to a significant degree. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investment. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION

As of March 1, 2001, the Fund had not yet commenced operations, and therefore does not have a performance history.

The Fund will compare its performance to that of the _____________________ Index. The _______________________ Index is a widely-recognized, equally-weighted index of securities issued by companies engaged in research, exploration or production activities within the natural resource sectors.

PERFORMANCE FEE ADJUSTMENT

The investment advisory fee of the Fund may be adjusted based on the Fund's total return performance as compared to a benchmark. The advisory fee will not exceed 1.25% or be lower than 0.75%, depending upon whether the Fund outperforms its benchmark by 3% or underperforms its benchmark by 3%, respectively. See "Investment Adviser" for more information on performance based fees.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               Class II Shares
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                         2.00%*

* Applies only to redemptions within 90 days of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                               CLASS II SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                            1.00%*+
Distribution (12b-1) Fees                                            None
Other Expenses                                                      0.56%**
Shareholder Services Fee                                            0.25%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.81%
Fee Waivers and Expense Reimbursements                             (0.31%)
                                                                   -------
NET TOTAL OPERATING EXPENSES                                        1.50%***

   * The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the ____________________ Index and may charge from 0.75% to 1.25%, depending on the Fund's performance.

**   Other Expenses are estimated for the current fiscal year.
*** Turner has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.50% for a period of one year, provided that this ceiling will be increased by 0.25% in the event that Turner is entitled to a performance fee and decreased in the amount of 0.25% in the event that the Fund underperforms its benchmark by more than 3%. This performance fee will not be implemented until twelve months after Turner begins advising the Fund. The waiver agreement shall be renewable at the end of each one year period upon the written agreement of the Trust and Turner. Turner has an arrangement with certain broker-dealers who have agreed to pay fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thus potentially lessening the cost to Turner of its expense guarantee. For more information, see "Investment Adviser."

+ The performance adjustment works as follows: If the New Energy & Power Technology Fund outperforms the ______ Index by more than 3%, Turner's advisory fees will increase from 1.00% to 1.25%. If, however, the Fund underperforms its benchmark by 3%, Turner's advisory fees would go down to 0.75%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, and will comply with all applicable SEC rules.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                               1 Year  3 Years   5 Years   10 Years
TURNER NEW ENERGY & POWER TECHNOLOGY FUND       $152    $525      $923      $2,034

TURNER HEALTHCARE & BIOTECHNOLOGY FUND

FUND SUMMARY

INVESTMENT GOAL                         Long-term capital appreciation

INVESTMENT FOCUS                        Common stocks of companies that are
                                        involved in the healthcare and
                                        biotechnology industries

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Attempts to identify healthcare and
                                        biotechnology companies that have strong growth prospects and that are attractively priced

INVESTOR PROFILE                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of investing in
                                        companies in the healthcare and
                                        biotechnology sectors

PRINCIPAL STRATEGY

The Healthcare & Biotechnology Fund invests substantially all (at least 80%) of its assets in equity securities issued by healthcare and biotechnology companies that are traded in the United States. Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. Biotechnology companies are issuers engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund's holdings, therefore, will be concentrated in the healthcare and biotechnology sectors.

While the Fund typically invests in the common stock of large to medium sized companies, it may invest in companies of any size or any industry in order to achieve its goal. The Fund may also engage in futures and options transactions, purchase ADRs and U.S.
Government securities, and enter into repurchase agreements.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that healthcare and biotechnology stocks may underperform other segments of the equity markets or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than Funds that are more diversified by industry.

Furthermore, the types of products produced or provided by these companies may quickly become obsolete, and liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company's market value and/or share price.

Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region may affect those markets and issuers, resident or domiciled there to a significant degree. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investment. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION

As of March 1, 2001, the Fund had not commenced operations, and therefore does not have a performance history.

The Fund will compare its performance to that of the ____________________ Index. The _____________________ Index is a widely-recognized, equally-weighted performance index, adjusted for capital gains distribution and income dividends, of securities engaged in the Healthcare/Biotechnology and Medical sectors.

PERFORMANCE FEE ADJUSTMENT

The investment advisory fee may be adjusted based on the Fund's total return performance as compared to a benchmark, the ___________ Index. This fee will not exceed 1.25% or be lower than 0.75%, depending upon whether the Fund outperforms its benchmark by 3% or underperforms its benchmark by 3%, respectively. See "Investment Adviser" for more information on performance based fees.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               CLASS II SHARES
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                         2.00%*

* Applies only to redemptions within 90 days of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                               CLASS II SHARES
Investment Advisory Fees                                            1.00%*+
Distribution (12b-1) Fees                                            None
Other Expenses                                                      0.56%**
Shareholder Services Fee                                            0.25%
                                                                   -------
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.81%
Fee Waivers and Expense Reimbursements                             (0.31%)
                                                                   -------
NET TOTAL OPERATING EXPENSES                                        1.50%***

* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the ______________________ Index.

**   Other Expenses are estimated for the current fiscal year.

*** Turner has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.50% for a period of one year, provided that this ceiling will be increased by 0.25% in the event that Turner is entitled to a performance fee and decreased in the amount of 0.25% in the event that the Fund underperforms its benchmark by more than 3%. This performance fee will not be charged, if at all, until twelve months after Turner begins advising the Fund. The waiver agreement shall be renewable at the end of each one year period upon the written agreement of the Trust and Turner. Turner has an arrangement with certain broker-dealers who have agreed to pay fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thus potentially lessening the cost to Turner of its expense guarantee. For more information, see "Investment Adviser."

+ The performance adjustment works as follows: If the Healthcare & Biotechnology Fund outperforms the ______ Index by more than 3%, Turner's advisory fees will increase from 1.00% to 1.25%. If, however, the Fund underperforms its benchmark by 3%, Turner's advisory fees would go down to 0.75%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, and will comply with all applicable SEC rules.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                          1 Year            3 Years             5 Years          10 Years
TURNER HEALTHCARE & BIOTECHNOLOGY FUND     $152              $525                $923             $2,034

TURNER TAX MANAGED U.S. EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                       Long-term capital appreciation while
                                      attempting to minimize the impact of taxes on the total return earned by shareholders

INVESTMENT FOCUS                      Common stocks of U.S. companies

SHARE PRICE VOLATILITY                High

PRINCIPAL INVESTMENT STRATEGY         Attempts to identify companies with strong
                                      growth potential, and to buy, sell and
                                      hold the stocks of such companies in a way that minimizes current taxable distributions to shareholders

INVESTOR PROFILE                      Investors seeking long-term growth of
                                      capital who desire to invest in a fund
                                      that emphasizes deferral of current tax
                                      liability

PRINCIPAL STRATEGY

The Tax Managed U.S. Equity Fund invests substantially all (at least 80%) of its assets in common stocks of U.S. companies considered by Turner to have strong growth potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stock of large to medium sized companies, it may invest in companies of any size or any industry in order to achieve its goal.

The Adviser manages the Fund using an investment strategy that is sensitive to the potential impact of personal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to federal income tax consequences. In selecting companies, the Adviser typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term grown of capital. When deciding to sell a security, the Adviser considers the negative tax impact of realized capital gains and, if applicable, the positive tax impact of realizing capital losses. However, the Adviser may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available.

The Fund should experience lower portfolio turnover levels than funds that are not managed to minimize personal income tax consequences to shareholders.

PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that the Fund's tax-sensitive investment strategy may not be successful in limiting taxable income and realized capital gains as contemplated; and that redemptions by shareholders may force the Fund to sell securities at an inappropriate time, resulting in realized gains.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income.

While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION

As of March 1, 2001, the Fund had not yet commenced operations, and therefore does not have a performance history.

The Fund will compare its performance to that of the S&P 500 Index. The S&P 500 Index is a widely-recognized, market-value-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 500 U.S. companies chosen for market size, liquidity and industry group representation.

FEES AND EXPENSES
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              CLASS II SHARES
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                     2.00%*

* Applies only to redemptions within 90 days of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                              CLASS II SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          None
Other Expenses                                                     0.56%*
Shareholder Services Fee                                           0.25%
                                                                   -----
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.56%
Fee Waivers and Expense Reimbursements                            (0.31%)
                                                                  -------
NET TOTAL OPERATING EXPENSES                                       1.25%**

*    Other Expenses are estimated for the current fiscal year.
** Turner has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.25% for a period of one year. Turner has arrangements with certain broker-dealers who have agreed to pay fund expenses in return for the direction of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thus potentially lessening the costs to Turner of its expense guarantee. For more information, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                      1 Year    3 Years    5 Years    10 Years
TURNER TAX MANAGED U.S. EQUITY FUND    $127      $396       $686       $1,509

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

As of December 31, 2000, Turner had approximately $10.2 billion in assets under management. For its services, Turner is entitled to receive base investment advisory fees as follows:

TURNER NEW ENERGY & POWER TECHNOLOGY FUND         1.00%
TURNER HEALTHCARE & BIOTECHNOLOGY FUND            1.00%
TURNER TAX MANAGED U.S. EQUITY FUND               0.75%

However, these fees may be higher or lower depending on a Fund's performance relative to its benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees.

For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a specific index is expressed as a percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

The Funds' SAI contain detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees. These performance-based adjustments will take effect after the Funds have been in operation for more than one year.

PORTFOLIO MANAGERS

The Turner New Energy & Power Technology Fund is managed by a committee comprised of John Hammerschmidt (Lead Manager) and Mark Turner (Co-Manager). The Turner Healthcare & Biotechnology Fund is managed by a committee comprised of Frank Sustersic (Lead Manager) and Chris Perry (Co-Manager). The Turner Tax Managed U.S. Equity Fund is managed by a committee comprised of David Kovacs (Lead Manager) and Bob Turner (Co-Manager).

Robert E. Turner is a member of the committee which manages the Turner Tax Managed U.S Equity Fund, as set forth above. He is also a member of the committees which manage the Turner Global Top 40, Turner B2B E-Commerce and Turner Wireless & Communications Funds. Mr. Turner, CFA, Chairman and Chief Investment Officer of Turner, co-founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 21 years of investment experience.

Mark Turner is a member of the committees which manage the Turner New Energy & Power Technology Fund, as set forth above. Mr. Turner, Vice Chairman of Turner, is lead manager of the Turner Global Top 40 Fund. Mr. Turner co-founded Turner in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 20 years of investment experience.

Chris Perry is a member of the committee which manages the Turner Healthcare & Biotechnology Fund, as set forth above. Mr. Perry, Senior Security Analyst of the Turner, is also co-manager of the Global Top 40 Fund. Mr. Perry joined Turner in 1998. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 11 years investment experience.

John Hammerschmidt is a member of the committee which manages the Turner New Energy & Power Technology Fund, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of Turner, is also co-manager of the B2B E-Commerce Fund. Mr. Hammerschmidt joined Turner in 1992. Prior to 1992, he was a principal with Chesapeake Capital Management. He has 18 years of investment experience.

Frank L. Sustersic is a member of the committee which manages the Turner Healthcare & Biotechnology Fund, as set forth above. Mr. Sustersic, a Senior Security Analyst and Equity Portfolio Manager at Turner, joined Turner in 1994. Prior to 1994, he was an Investment Officer and Fund Manager with the First Fidelity Bank Corporation. Mr. Sustersic has 12 years of investment experience.

David Kovacs is a member of the committee which manages the Turner Tax Managed U.S Equity Fund, as set forth above. Mr. Kovacs, CFA, Senior Portfolio Manager, joined Turner in 1998. Prior to 1998, he was a Director of Quantitative Research and Investment Technology at Pilgrim Baxter & Associates. He has 11 years of investment experience.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


INVESTING IN THE TURNER FUNDS

--------------------------------------------------------------------------------
In order to open a new account, you must complete and mail the NEW ACCOUNT APPLICATION that you receive with this prospectus.

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions below.

Each Fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.
--------------------------------------------------------------------------------
ONCE YOU ARE A SHAREHOLDER OF THE TURNER FUNDS YOU CAN DO THE FOLLOWING:
--------------------------------------------------------------------------------

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.
--------------------------------------------------------------------------------
* PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

    By regular mail   By express or overnight mail

    Turner Funds                   Turner Funds
    P.O. Box 219805                c/o DST Systems Inc.
    Kansas City, MO 64121-9805     330 W. 9th Street
    Kansas City, MO 64105
--------------------------------------------------------------------------------
*   PURCHASE FUND SHARES BY WIRING FUNDS TO:

United Missouri Bank of Kansas NA
ABA #101000695
Account # 9870601168
Further Credit: name of Fund, shareholder name and Turner Funds account number
--------------------------------------------------------------------------------

The Turner Funds are "no load" mutual funds meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the minimum subsequent investment is $50. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to purchase, sell (sometimes called "redeem") or exchange shares of the Funds.

PURCHASING TURNER FUND SHARES

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.

To open an account:

o BY MAIL -- Please send your completed application, with a check payable to the Turner Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [___________
   Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.

The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of the Funds' shares may change on days when you cannot purchase or sell Fund shares.

PURCHASING ADDITIONAL SHARES

o BY MAIL -- Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

o BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 18.

ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

SELLING TURNER FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.

o BY MAIL -- If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o BY PHONE -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, a credit union, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING TURNER FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

If you meet the applicable criteria, you may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). THIS EXCHANGE PRIVILEGE MAY BE CHANGED OR CANCELED AT ANY TIME UPON 60 DAYS' NOTICE.

OTHER POLICIES

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCO.) is the distributor of the Funds. SIDCO does not receive compensation for distributing the Funds' shares.

SHAREHOLDER SERVICES

SIDCO serves as the Fund's shareholder servicing agent.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their investment income annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you receive them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Funds that hold foreign investments.

The Funds may be able to pass along a tax credit for foreign income taxes they pay. The Funds will notify you if they give you the credit.

More information about taxes is in the SAI.

TIP FUNDS

INVESTMENT ADVISER

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, Pennsylvania 19312

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated ______, 2001, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports will contain the Funds' holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-224-6312

BY MAIL: Write to Turner Funds
P.O. Box 219805
Kansas City, Missouri 64121-9805

BY INTERNET: HTTP://WWW.TURNER-INVEST.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.